UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2022

Whitestone REIT
(Exact name of registrant as specified in charter)

Maryland	001-34855	76-0594970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner,	Suite 500,	77063
Houston,	Texas
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, par value $0.001 per share	WSR	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by the Company on March 30, 2022 announcing the Bylaw Amendment and the Amendment of Corporate Governance Guidelines is attached as Exhibit 99.1 to this Current Report on Form 8-K.

This information set forth under Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Amendment to Bylaws

On March 28, 2022, the Operating Committee of the Board of Trustees of Whitestone REIT (the “Company”) approved and adopted an amendment to the Amended and Restated Bylaws of the Company (the “Amendment”), subject shareholder ratification at our upcoming 2022 annual meeting of shareholders.

The Amendment to Article XIV provides that the Bylaws may be adopted, altered or repealed, and new Bylaws may be made, pursuant to a binding proposal that is (a) submitted to the shareholders for approval at a duly called annual meeting or special meeting of shareholders by (i) the Board of Trustees or (ii) a shareholder who provides to the Trust timely notice of such proposal that satisfies the notice procedures and all other relevant provisions of Section 12 of Article II of the Bylaws and who is, at the record date set by the Board of Trustees for the purpose of determining shareholders entitled to vote on such matter, at the time such notice is delivered to the Trust and as of such meeting, a shareholder that satisfies the ownership and other eligibility requirements of Rule 14a-8 under the Exchange Act and Section 12 of Article II of the Bylaws, and (b) approved by the shareholders by the affirmative vote of a majority of the votes entitled to be cast on the matter.

Amendment of Corporate Governance Guidelines

In addition to authorizing the above-described bylaw amendments, on March 28, 2022, the Board also amended our corporate governance guidelines to provide the Company’s Nominating and Corporate Governance Committee: (i) oversight and guidance of: the Company’s ESG Steering Committee regarding environmental (including climate change), social and related governance matters relevant to the Company; and (ii) to conduct reasonable prior review and oversight of all related-party transactions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amendment No. 2 to Amended and Restated Bylaws of Whitestone REIT

99.1	Press Release, dated March 30, 2022

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
(Registrant)

Date:	March 30, 2022	By: /s/ David K. Holeman
Name: David K. Holeman Title: Chief Executive Officer